UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
March 17, 2010
Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27999 (Commission File No.)	94-3038428 (I.R.S. Employer Identification No.)
1389 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 548-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On March 17, 2010, Finisar Corporation, a Delaware corporation (“Finisar”), and certain directors and officers of Finisar (collectively, the “Selling Stockholders”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, and Jefferies & Co. Inc., joint book-running managers, as representatives of the several underwriters named in the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which Finisar will sell to the Underwriters an aggregate of 8,640,000 shares of its common stock, par value $0.001 per share, which will be sold at a price to the public of $14.00 per share, for total gross proceeds of $121.0 million. Finisar has also granted the underwriters a 30-day option to purchase up to an additional 1,147,093 shares of Common Stock, and the Selling Stockholders have granted the underwriters an option to purchase up to an additional 148,907 shares, solely to cover over-allotments, if any. Finisar will not receive any proceeds from any sale of shares by the Selling Stockholders.
     The shares are being sold pursuant to Finisar’s registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2010 (Registration No. 333-165479).
     A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and the foregoing description is qualified in its entirety by reference to the Underwriting Agreement.
     A copy of the press release announcing the pricing of the shares to be sold in the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 17, 2010, by and among Finisar Corporation, the selling stockholders named in Schedule I thereto, and Morgan Stanley & Co. Incorporated and Jefferies & Co. Inc., as representatives of the several underwriters named in Schedule II thereto

99.1	Press Release of Finisar Corporation dated March 17, 2010

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 18, 2010

Finisar Corporation
By:	/s/ Kurt Adzema
Kurt Adzema
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 17, 2010, by and among Finisar Corporation, the selling stockholders named in Schedule I thereto, and Morgan Stanley & Co. Incorporated and Jefferies & Co. Inc., as representatives of the several underwriters named in Schedule II thereto

99.1	Press Release of Finisar Corporation dated March 17, 2010